UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 1988

MARTEN TRANSPORT, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15010	39-1140809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of Principal Executive Offices)	(Zip Code)

(715) 926-4216

(Registrant’s Telephone Number, Including Area Code)

None.

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Reincorporation in the State of Delaware

On May 13, 1988, Marten Transport, Ltd., a Wisconsin corporation (“Marten Wisconsin”), changed its state of incorporation from Wisconsin to Delaware.  The reincorporation was approved by Marten Wisconsin’s Board of Directors and the holders of a majority of Marten Wisconsin’s outstanding shares, voting in person or by proxy, at its annual meeting of stockholders held on May 3, 1988.  The reincorporation was accomplished by merging Marten Wisconsin with and into Marten Transport Delaware, Ltd., a Delaware corporation and a wholly-owned subsidiary of Marten Wisconsin (“Marten Delaware”), with Marten Delaware surviving and continuing to operate the business of the combined entity under the name, Marten Transport, Ltd.  The combined entity resulting from the merger of Marten Wisconsin with and into Marten Delaware is referred to as “Marten” in this report.

In connection with the merger, each issued and outstanding share of Marten Delaware (all of which were owned by Marten Wisconsin) was retired and canceled and each issued and outstanding share of common stock of Marten Wisconsin was automatically converted into one share of common stock of Marten Delaware, $0.01 par value per share.  As a result of the merger, the certificate of incorporation and bylaws of Marten Delaware became the certificate of incorporation and bylaws of the surviving corporation.  Copies of Marten’s certificate of incorporation and bylaws have been filed as exhibits to this report and are incorporated herein by reference.  Reference is also made to Marten Wisconsin’s definitive proxy statement as filed with the Securities and Exchange Commission on April 11, 1988.

Securities Registered under the Securities Exchange Act of 1934

Pursuant to paragraph (a) of Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended, Marten Delaware’s common stock is deemed registered under Section 12(g) of the Exchange Act.

Description of Securities

Authorized Shares

Marten is authorized to issue 10,000,000 shares of common stock, $0.01 par value per share.  The following is a summary of the material terms and provisions of Marten’s capital stock.  Because it is a summary, it does not include all of the information that is included in Marten’s certificate of incorporation.  The following description does not purport to be complete and is qualified by reference to Marten’s certificate of incorporation and bylaws and applicable law.  Copies of Marten’s certificate of incorporation and bylaws have been filed as exhibits to this report.

Common Stock

Marten is authorized to issue 10,000,000 shares of common stock, of which 4,202,395 shares were issued and outstanding as of December 31, 2001.  Each share of common stock entitles its holder to one vote per share.  Holders of common stock are entitled to receive dividends as and when declared by Marten’s Board of Directors from time to time out of funds properly available to the payment of dividends.  Subject to the liquidation rights of any outstanding preferred stock (of which there currently is none), the holders of common stock are entitled to share pro rata in the distribution of the remaining assets of Marten upon a liquidation, dissolution or winding up of Marten.  The holders of common stock have no cumulative voting, preemptive, subscription, conversion, redemption or sinking fund rights.

Options

As of December 31, 2001, Marten had outstanding options to purchase an aggregate of 490,650 shares of common stock at a weighted average exercise price of $13.45 per share.  All outstanding options provide for antidilution adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other similar changes in Marten’s corporate structure and shares of its capital stock.

Anti–Takeover Provisions of Marten’s Certificate of Incorporation and Bylaws and Delaware Law

Certain provisions of Marten’s certificate of incorporation and bylaws, as well as provisions of Delaware law, could make it more difficult for a third party to acquire Marten, even if doing so would be beneficial to Marten’s stockholders.  These provisions include:

•      prohibition on cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

•      restrictions on who may call a special meeting of Marten’s stockholders; and

•      advance notice procedures for stockholder proposals and director nominations.

Marten is also subject to Section 203 of the Delaware General Corporation Law.  In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner.  Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder.  Generally, an interested stockholder is a person who, together with affiliates and associates, owns or, in the case of affiliates or associates of the corporation, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s voting stock.  The existence of this provision could have anti–takeover effects with respect to transactions not approved in advance by Marten’s Board of Directors, such as discouraging takeover attempts that might result in a premium over the market price of Marten’s common stock.

Limitations on Liability of Directors and Indemnification

Marten’s certificate of incorporation limits its directors’ liability to the fullest extent permitted under Delaware corporate law.  Specifically, Marten’s directors are not liable to Marten or its stockholders for monetary damages for any breach of fiduciary duty by a director, except for liability for:

•      any breach of the director’s duty of loyalty to Marten or its stockholders;

•      acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•      dividends or other distributions of Marten’s corporate assets that are in contravention of restrictions in Delaware law, its certificate of incorporation, bylaws or any agreement to which Marten is a party; and

•      any transaction from which a director derives an improper personal benefit.

This provision generally does not limit liability under federal or state securities laws.

Delaware law, and Marten’s bylaws, provide that Marten will, in some situations, indemnify any person made or threatened to be made a party to a proceeding by reason of that person’s former or present official capacity with Marten against judgments, penalties, fines, settlements and reasonable expenses including reasonable attorney’s fees.  Any person is also entitled, subject to some limitations, to payment or reimbursement of reasonable expenses in advance of the final disposition of the proceeding.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

        Not applicable.

(b)   Pro Forma Financial Information.

        Not applicable.

(c)   Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Incorporation of Marten Transport, Ltd.

3.2	Bylaws of Marten Transport, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEN TRANSPORT, LTD.

	By:	/s/ Randolph L. Marten
Randolph L. Marten
Chairman of the Board and President

Dated: January 25, 2002

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Exhibit	Method of Filing

3.1	Certificate of Incorporation of Marten Transport, Ltd.	Filed herewith.

3.2	Bylaws of Marten Transport Ltd.	Filed herewith.